Provisions	9 Months Ended
Jul. 31, 2024
Disclosure Of Provisions [Abstract]
Provisions
20.	Provisions
The Bank, through its Peruvian subsidiary, is engaged in legal actions related to certain value-added tax assessed amounts and associated interest totaling $176 million, which arose from certain client transactions that occurred prior to the Bank’s acquisition of the subsidiary. The legal action in Peru relating to the original assessed amount was heard by the Peruvian Constitutional Court in June 2023 and during this quarter, the case was decided in favour of the Government of Peru. Accordingly, the Bank pai
d
 $34
million representing the principal and associated reasonable interest, which was recorded in non-interest expenses – other. In November 2021, the Peruvian Constitutional Court dismissed the matter relating to the accrued default interest for procedural reasons. With respect to this default interest component, and in relation to the Constitutional Court of Peru’s treatment of Scotiabank Peru, in October 2022, the Bank filed a request for arbitration against the Republic of Peru before the International Centre for the Settlement of Investment Disputes (ICSID), pursuant to the provisions of the Canada-Peru Free Trade Agreement. In May 2024, the ICSID Tribunal issued a ruling that narrowed the scope of the Bank’s case. This case is now proceeding through the arbitration process. Following these developments, the Bank recorded a legal provision of
$142
million in non-interest expenses – other, representing the amount at issue in the arbitration. The Bank intends to continue to vigorously advance its position.